SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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|_|      Preliminary Proxy Statement
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|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     DynCorp
                (Name of Registrant as Specified In Its Charter)

                                      None
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    computed  pursuant to Exchange Act Rule 0-11 (Set forth
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               1)  Amount Previously Paid:

               2)  Form, Schedule or Registration Statement No.:

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               4)  Date Filed:



                                 PROXY STATEMENT

                                NOTICE OF MEETING
--------------------------------------------------------------------------------

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


     The Annual Meeting of Stockholders of DynCorp, a Delaware corporation, will be held at the principal executive offices of the Company, 11710 Plaza America Drive, Reston, Virginia 20190, at 10:00 a.m., eastern daylight time, Monday, June 18, 2001, to consider and take action on the following:

  1. Election of Dan R. Bannister, Paul G. Kaminski, and David L. Reichardt to serve as Class I directors for three-year terms;

  2.  Ratification of Arthur Andersen LLP as independent auditor for  2001; and

  3.  To act on  such  other  business  as is properly  before the meeting.

Your Board of Directors recommends a vote "FOR" election of the nominees and a vote "FOR" ratification of the independent auditor.

Please mail your voting card in the envelope furnished with the voting card.
It must reach the addressee no later than the close of business, Wednesday, June 14, 2001, in order for the votes or instructions to be counted.

The voting instructions discussed in this proxy statement are being solicited on behalf of the Board of Directors of the Company. The proxy statement, voting cards, and the Company's 2000 Annual Report are being distributed on or about May 15, 2001.
                                   By Order of the Board of Directors,

                                        /s/ H. M. Hougen

                                   H. Montgomery Hougen
                                   Vice President & Corporate Secretary

May 15, 2001

Return the enclosed voting card(s) today to assure that your vote is counted.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


Question                                                                  Page
--------------------------------------------------------------------------------
What is a voting card?.......................................................1
What is a proxy statement?...................................................1
Who will receive this proxy statement?.......................................1
Who can vote?................................................................1
How can I vote shares in my Savings Plan account?............................1
What happens if I do not vote my Savings Plan shares?........................1
What about my ESPP shares?...................................................2
How do I vote?...............................................................2
How do I mark the voting card?...............................................2
Who will count the vote?.....................................................2
How many votes are necessary to adopt a proposal?............................2
Who attends the Annual Meeting?..............................................2
Is my vote confidential?.....................................................3
What does it mean if I get more than one voting card?........................3
Who owns the Company's common stock?.........................................3
Who pays for this proxy solicitation?........................................3
How do I receive an Annual Report?...........................................3
Can I revoke or change my voting card?.......................................4
What am I voting on?.........................................................4
Who are the nominees for director?...........................................4
What is an independent auditor?..............................................4
What is the purpose of my vote?..............................................5
Who are our other directors?.................................................5
Who are our other principal executives?......................................6
Does the Board of Directors have any standing committees?....................8
Are directors paid for their duties?.........................................9
Do directors receive other forms of compensation?............................9
Who determines executive compensation amounts?...............................9
What is the relationship between the members of the Compensation Committee...9 and the Company?
What are the Compensation Committee's compensation policies?.................9
What is the compensation of the named executive officers?...................11
Are there any employment contracts between the named executive officers ....13 and the Company?
What is our policy about stock ownership by executives?.....................13
How do our employees acquire stock?.........................................14
How does our stock performance compare with others?.........................15
Who are the largest stockholders of the Company?............................15
How much stock do our directors and officers own?...........................16
What is the role of the Audit Committee?....................................17
Have there been any business transactions between us and any ...............18 director or officer during the past year?
Can I suggest an item for inclusion on next year's proxy statement?.........18

                                 PROXY STATEMENT

                              QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------



What is a voting card?
A voting card is like a written ballot. It is sometimes called a "proxy" card. When you instruct someone to vote your shares in a certain manner, the designated person then acts as your agent or "proxy" in casting your vote or giving your voting instructions.

================================================================================

What is a proxy statement?
This is a proxy statement. When we offer you the opportunity to vote as a stockholder or to give voting instructions, we must also give you certain information about the Company, the election, and the independent auditor. For example, the securities laws require that we furnish you with specific information about stock ownership and executive compensation. Much of that information is in this proxy statement. The balance of the financial and other information that we are required to give you can be found in the Company's 2000 Annual Report on Form 10-K.

================================================================================

Who will receive this proxy statement?
o Persons who own stock in their own names ("record holders") will receive a proxy statement and one or more voting cards, together with an envelope addressed to the Corporate Secretary. Record holders include current and former employees who bought stock in their own names, outside investors, and the Savings Plan Trusts, which hold stock on behalf of participants in the plans.

o Participants  in the Savings and Retirement Plan and Capital  Accumulation
and Retirement Plan (the "Savings Plans") who hold shares in a Company stock account will receive a proxy statement and voting card, together with an envelope addressed to the Savings Plans' ballot-counting agent.
===============================================================================

Who can vote?
All record  holders can vote directly when they send in their voting cards.
The Savings Plan Trusts own shares directly and will vote those shares in accordance with voting instructions received from their participants.
================================================================================

How can I vote shares in my Savings Plan account?
The Savings Plan voting card shows the number of shares held in your Company Stock Account as of the record date, including those allocated to your ESOP Account as of December 31, 1999, as reduced by subsequent distributions. The Savings Plan document designates participants as "named fiduciaries", which allows participants to give voting instructions for their shares. Your voting instructions, together with the instructions of all other participants who mail in their voting cards, will be counted by the Savings Plan trustee to determine the proportion of votes "for" or "against" each nominee. Then the Savings Plan trustee will vote all the shares in the Savings Plans, including those allocated to the accounts of other participants who have not given any instructions, in the same proportions "for" or "against" the respective matter, unless following the participant instructions would at the time be contrary to the laws governing such trusts, in which case the trustee will vote the shares in accordance with the law.
================================================================================

What happens if I do not vote my Savings Plan shares?
The Savings Plan documents provide that all shares are to be voted by the trustee proportionately in the same ratio as actual voting instructions are received. If you do not give voting instructions for shares in your account, the other participants who do give voting instructions will actually instruct the trustee how to vote them for you. On the other hand, if you do give voting instructions, your instructions will determine the voting of a proportion of the shares for which other participants have not given any instructions.
================================================================================

What about my ESPP shares?
Shares purchased through the payroll deduction Employee Stock Purchase Plan are issued directly in the participants' names, and they are record holders. They vote those shares directly by sending in voting cards.
================================================================================

How do I vote?
Mark, sign, and date the enclosed voting card, and return it immediately in the enclosed envelope. If this is a joint account, both owners must sign the card. It is important to match each voting card with the correct envelope that came with it, because the voting instructions are counted by different parties.
================================================================================

How do I mark the voting card?
If you want to vote for all the nominees for the Board of Directors, you may check the box marked "FOR". If you want to vote against all the nominees, check the box marked "AGAINST". If you want to vote against an individual nominee, write that person's name on the line below the words "WITHHOLD AUTHORITY". The words "withhold authority" really mean "against".

If you want to vote for ratification of Arthur Andersen LLP as independent auditor, check the box marked "FOR". If you want to vote against ratification, check the box marked "AGAINST". If you do not want to vote on the matter, check the box marked "ABSTAIN".

If you do not mark any selections, your voting card will be voted for the election of the directors and for ratification of the independent auditor.
================================================================================

Who will count the vote?
The Corporate  Secretary  counts the votes of record  holders.  The Savings
Plan trustee has hired Mellon Investor Services, L.L.C. to count Savings Plan voting cards. The trustee will vote the shares at the Annual Meeting.
================================================================================

How many votes are necessary to adopt a proposal?
Each share that is held by a record  holder is equal to one vote.  On April
30, 2001 (the "record date"), there were 10,452,587 shares outstanding, and each share carries one vote. Therefore, 5,226,294 shares will make up a quorum for the meeting. When a quorum is present, the meeting can carry on business. A majority of the total shares then represented at the meeting is necessary to pass an action. Because the Savings Plan Trusts hold 8,602,426 shares, the presence of a representative of the Savings Plan trustee will constitute a quorum.
================================================================================

Who attends the Annual Meeting?
Approximately 82% percent of our common stock is held by the Savings Plan Trusts for the benefit of our current and former employees, and an additional 9% is held directly by current and former employees. Because the Company communicates frequently with its employees by means other than stockholder meetings, our Annual Meeting has not recently been attended by persons other than representatives of the Trusts, the Chairman of the Board, the Corporate Secretary, and the vote inspectors.
==============================================================================

Is my vote confidential?
     Savings Plan votes are confidential; the ballot-counting agency merely advises the trustee of the total number of shares voted for or against a matter. The Corporate Secretary will count votes cast by record holders, and those votes are not confidential.
================================================================================

What does it mean if I get more than one voting card?
You will get a Savings Plan voting card for your  Savings  Plan shares.  If you are also a record holder, you will receive a voting card for shares held directly in your name. Some record holders may receive more than one record holder voting card, because they hold shares in more than one account, such as through a joint account or trust account. Please send in each card.
================================================================================

Who owns the Company's common stock?
Beneficial owners of outstanding stock            No. of shares      Percentage
on April 30, 2001
------------------------------------------        -------------      ----------
Savings and Retirement Plan Trust                     6,475,331        62.0%
Capital Accumulation and Retirement Plan Trust        2,127,095        20.3%
DynCorp directors and officers  (1)  (2)                932,341         8.9%
Other current or former DynCorp employees               435,482         4.2%
Outside investors                                       482,338         4.6%
                                                        -------
Total                                                10,452,587

     1. Does not include approximately 51,248 shares held in the Savings Plan Trusts on behalf of directors and officers.
     2.  See table on pages 15-16 for more information.

================================================================================

Who pays for this proxy solicitation
The cost of printing and mailing the Annual Report and this proxy statement, plus the cost of tabulating proxy cards and Savings Plan voting instruction cards, will be paid by the Company.
================================================================================

How do I receive an Annual Report?
The Savings Plans are sending Annual Reports to participants with these proxy statements. Most of our record holders are also Savings Plan participants. For record holders who are not Savings Plan participants, we are sending an Annual Report directly with this proxy statement. If you have not received an Annual Report through one of these methods, you may call the Corporate Secretary's office at (703) 261-5029 or send a request by facsimile to (703) 261-5078, internal Company e-mail (Hougen, Monty), or by internet to (monty.hougen@dyncorp.com), and we will send you a copy by e-mail or first class mail.

===============================================================================

Can I revoke or change my voting card?
If record holders want to change their vote, they can revoke their voting instructions by: (1) sending a written statement to the Corporate Secretary prior to the Annual Meeting; (2) submitting a properly signed replacement voting card with a later date to the Corporate Secretary; or (3) voting in person at the Annual Meeting. Savings Plan participants cannot change their voting instructions.
================================================================================

What am I voting on?
The first item on the ballot is the election of the following nominees for director. The second is for the ratification of the selection of Arthur Andersen LLP as independent auditor.
================================================================================

Who are the nominees for director?
The nominees for election as Class I directors for a three-year term are:

Dan R. Bannister                                            Director since 1985
Mr. Bannister, age 70, Chairman of the Board, has served in that capacity since 1997. He served as President of the Company from 1984 to 1997 and as Chief Executive Officer from 1985 to 1997. He retired as an active employee of the Company in 1999. He is a director of ITC Learning Corporation and Chairman of the Northern Virginia Roundtable.

Paul G. Kaminski                                            Director since 1997
Dr. Kaminski, age 58, also served as a director of the Company from 1988 to 1994. He is President and Chief Executive Officer of Technovation, Inc. (consulting) and a General Partner of Global Technology Partners (investment banking). He served in the United States Department of Defense as Under Secretary of Defense for Acquisition and Technology from 1994 to 1997. He was Chairman and Chief Executive Officer of Technology Strategies & Alliances (strategic partnership consulting) from 1985 to 1994. He is a director of Anteon Corporation; Condor Systems, Inc.; General Dynamics Corporation; and Veridian Corporation.

David L. Reichardt                                          Director since 1988
Mr. Reichardt, age 58, has served as Senior Vice President and General Counsel of the Company since 1986. He served as President of Dynalectric Company, a former subsidiary of the Company, from 1984 to 1986 and as Vice President and General Counsel of DynCorp from 1977 to 1984.

The nominees have consented to serve for their respective terms. If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter case, shares represented by proxies may be voted for a substitute director.
================================================================================

What is an independent auditor?
An independent auditor audits the Company's financial statements each year, to assure that the information contained in the Annual Report is presented in accordance with generally accepted accounting principles. Representatives of the independent auditor meet regularly with the Audit Committee of the Board of Directors, and the Audit Committee reviews their reports and findings and receives certain reports described below. Arthur Andersen LLP is one of the largest such firms in the world, and it has provided this service to the Company for nearly 50 years. The Board of Directors has selected Arthur Andersen LLP to provide audit services to the Company again in 2001, on the advice of its Audit Committee, and recommends that you ratify that selection. Representatives of the independent auditor are not expected to attend the Annual Meeting.

The fees paid to our independent auditor in 2000 were:
    AUDIT FEES:                                                     $  468,100
    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:   $        0
    ALL OTHER FEES:                                                 $  243,810

================================================================================

What is the purpose of my vote?
An affirmative vote of a majority of the shares represented at the meeting is necessary to elect a director, and an affirmative vote for the independent auditor helps assure the Board that it is making a suitable choice of auditor on behalf of the stockholders. Your Board of Directors recommends a vote FOR these nominees and FOR ratification. If a record holder does not send in a voting card or marks "withhold" or "abstain" on a voting card, that will have the same effect as voting against the matter. However, the Savings Plan trustee will vote shares for which instructions are not received proportionately in the same ratio as actual voting instructions are received.
================================================================================

Who are our other directors?
The other current directors are:

T. Eugene Blanchard                                         Director since 1988

Mr. Blanchard, age 70, served as Senior Vice President and Chief Financial Officer from 1979 to 1997, when he retired as an active employee of the Company. He is the Chairman of the Administrative Committee of the Company's Savings and Retirement Plan and Capital Accumulation and Retirement Plan. He is a director of Landmark Systems Corporation. His current term as a director expires in 2003.

Michael P. C. Carns                                Director since November 2000

General Carns, age 63, was the President and Director of the Center for International Political Economy from 1995 to 2000. He is a retired General, United States Air Force, who served as Vice Chief of Staff, United States Air Force and as Director of the Joint Staff, Joint Chiefs of Staff. He is a member of the Defense Science Board and the Board of Advisors, National Security Agency. He is a director of Engineered Support Systems Inc. His current term as a director expires in 2002.

Russell E.  Dougherty                                      Director  since 1989

General Dougherty, age 80, was an attorney with the law firm of McGuire, Woods, Battle & Boothe until his retirement in 1999. He is a retired General, United States Air Force, who served as Commander-in-Chief, Strategic Air Command and Chief of Staff, Allied Command, Europe. From 1980 to 1986, he served as Executive Director of the Air Force Association and Publisher of Air Force Magazine. He was formerly a member of the Defense Science Board; trustee of the Institute for Defense Analysis; and trustee of The Aerospace Corp. His current term as a director expires in 2001, and he will not stand for reelection.

Paul V. Lombardi                                            Director since 1994

Mr. Lombardi, age 59, has served as President and Chief Executive Officer since 1997. He served as Chief Operating Officer from 1995 to 1997; as Executive Vice President from 1994 to 1997; as Vice President from 1992 to 1994; as President of the Federal Sector from 1994 to 1995; and as President of the Government Services Group from 1992 to 1994. He was Senior Vice President and Group General Manager, Planning Research Corporation from 1990 to 1992. He is a director of Avid Medical Systems, Inc. and Chairman of the Professional Services Council (services industry trade association). His current term as a director expires in 2003.

Dudley C. Mecum II                                          Director since 1988

Mr. Mecum, age 66, is a Managing Director of Capricorn Holdings LLC (private investment company). He was a partner, G. L. Ohrstrom & Co. (investment firm) from 1989 to 1997. He served as Group Vice President and Director, Combustion Engineering, Inc. from 1985 to 1988, and previously as Vice Chairman, Peat, Marwick & Mitchell. He is a director of CCC Information Services Group, Inc.; Citigroup Inc.; Lyondell, Inc.; and Suburban Propane Partners LLP. His current term as a director expires in 2003.

H. Brian Thompson                                           Director since 1999

Mr. Thompson, age 62, is President of Universal Telecommunications, Inc. (private investment and advisory firm). He was Chairman and Chief Executive Officer of Global TeleSystems Group, Inc. from 1999 to 2000. He was Chairman and Chief Executive Officer of LCI International Inc. from 1991 to 1998, Vice Chairman of Qwest Communications International Inc. from June to December 1998, and Chairman of Telecom Eireann in 1999. From 1981 to 1990, he was Executive Vice President, MCI Communications Corporation. He is a director of Bell Canada International Inc.; Williams Communications Group, Inc.; Arraycomm, Inc.; and I.C.L., Ltd. and a member of the management committee of Paging Brazil Holding Company, LLC. He is Co-Chair for the Americas of the Global Information Infrastructure Commission. His current term as a director expires in 2002.

Herbert S. Winokur, Jr.                                     Director since 1988

Mr. Winokur, age 57, served as Chairman of the Board from 1988 to 1997. He is Chairman and Chief Executive Officer of Capricorn Holdings, Inc. (private investment company) and Managing General Partner of three Capricorn Investors limited partnerships concentrating on investments in restructure situations. He was formerly Senior Executive Vice President and Director, Penn Central Corporation. He is a director of CCC Information Services Group, Inc.; ENRON Corporation; Mrs. Fields Holdings, Inc.; and NATCO Group Inc. His current term as a director expires in 2002.
================================================================================

Who are our other principal executives?

In addition to the above-named directors who also hold offices, the Company's executive officers and the presidents of our principal business units are:

* Stephen J. Cannon, age 47, President, DynCorp International LLC, has served in that capacity since January 2001. He was Senior Vice President, DynCorp Technical Services, Inc. from 1993 to 2000.

* Joseph L. Cunningham, age 53, President, DynCorp Information & Enterprise Technology, Inc., has served in that capacity since June, 2000. He was Senior Vice President, DynCorp Information & Enterprise Technology, Inc. from 1998 to 2000; Vice President, Professional Services Group, Northrop Grumman Corporation in 1998; and Director, Professional Services Group, Northrop Grumman Corporation from 1996 to 1998.

* John J. Fitzgerald, age 47, Vice President and Controller, has served in that capacity since 1997. He was Vice President and Controller, PRC, Inc. from 1992 to 1997; Chief Financial Officer and Treasurer of American Safety Razor Company from 1990 to 1992; Vice President and Controller of American Bank Stationery Company from 1988 to 1990; and Chief Financial Officer and Treasurer of Physician's Pharmaceutical Services, Inc. from 1986 to 1988.

* Patrick C. FitzPatrick, age 61, Senior Vice President and Chief Financial Officer, has served in that capacity since 1997. He also served as Treasurer during 1997. He was Chief Financial Officer, American Mobile Satellite Corporation from 1996 to 1997; Senior Vice President and Chief Financial Officer of PRC, Inc. from 1992 to 1996; and President and Chief Operating Officer, Oxford Real Estate Management Services from 1990 to 1992.

Venkat R Gopalan, age 40, Vice President and Chief Information Officer, has served in that capacity since June 2000. He was Senior Director, Business Standards Group, DynCorp Information & Enterprise Technology, Inc., from 1998 to 2000; and Director, Standards Group, DynCorp Information & Enterprise Technology, Inc., from 1996 to 1998.

* Paul T. Graham, age 34, Vice President and Treasurer, has served in that capacity since 1997. He was Finance Manager of the Company from 1992 to 1994, Assistant Treasurer from 1994 to 1997, and Director of Finance from 1995 to 1997.

H. Montgomery Hougen, age 66, Vice President and Secretary and Deputy General Counsel, has served as Vice President since 1994 and as Corporate Secretary and Deputy General Counsel since 1984.

* Marshall S. Mandell, age 58, Senior Vice President, Corporate Development, has served in that capacity since 1998. He served as Vice President, Business Development from 1994 to 1998. He also served as Acting President of the Information & Engineering Technology strategic business unit from 1997 to 1998. He served as Vice President, Business Development, Applied Sciences Group from 1992 to 1994. He was Senior Vice President, Eastern Computers, Inc. from 1991 to 1992 and President of the Systems Engineering Group, Ogden/Evaluation Research Corporation from 1984 to 1991.

* James P. McCoy, age 57, President of DynCorp Information Systems LLC, has served in that capacity since December 1999. He served as Executive Vice President of the Information & Enterprise Technology business unit from 1998 to December 1999. He was Senior Vice President of the Professional Technical Services business unit of GRC International, Inc. from 1995 to 1997.

* W. Ben Medley, age 54, President of DynCorp Technical Services LLC, has served in that capacity since January 2001. He was President of BAE SYSTEMS, Flight Systems of BAE SYSTEMS North America, Inc. from 1998 to 2001, President, Marconi Flight Systems, Inc. in 1998, and Vice President, Aerospace Operations, Tracor, Inc. from 1996 to 1998.

Ruth Morrel, age 46, Vice President, Law and Compliance, has served in that capacity since 1994. She served as Group General Counsel from 1984 to 1994.

Charlene A. Wheeless, age 36, Vice President, Corporate Communications, has served in that capacity since February 2000. She served as Director, Corporate Communications from 1996 to 2000 and as Manager, Corporate Communications from 1992 to 1995. She was Director, Employee Communications for PRC, Inc. from 1995 to 1996.

Robert G. Wilson, age 60, Vice President and General Auditor, has served in that capacity since 1985.

* The persons designated by an asterisk, as well as the officers who are also directors, have been designated as "officers" for purposes of Rule 16a-1, issued under Section 16 of the Securities Exchange Act of 1934.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act requires certain officers and directors to file periodic reports of purchases and sales of the Company's stock to the Securities and Exchange Commission. We believe that all required persons filed all required reports under Section 16 of the Act in a timely manner.

================================================================================

Does the Board of Directors have any standing committees?
Our Board of Directors has established several standing committees of directors.

o Audit Committee: Provides oversight and review of the Company's accounting and financial functions and its financial reporting process.

o Business Ethics and Compliance Committee: Oversees the implementation and maintenance of, and assures corporate compliance with, a comprehensive business ethics and legal compliance program.

o  Compensation  Committee:   Reviews,   approves,  and  revises  the  Company's
   compensation policies, practices, and plans, including the appropriateness of salary, incentive compensation, stock option, and other benefit matters.

o  Executive Committee:  Acts for the Board of Directors between meetings.

o Nominating Committee: Provides the Board of Directors with recommendations concerning the qualifications of potential candidates for membership on the Board. The Committee may, but is not obligated to, consider written suggestions of potential candidates submitted by stockholders. Recommendations should be directed to the Chairman of the Board at the Company's address.

Membership roster:

Name                 Board of Directors     Audit       Business Ethics     Compensation     Executive    Nominating
----                 ------------------     -----       ---------------     ------------     ---------    ----------
Mr. Bannister             Chairman                                                            Member        Member
Mr. Blanchard              Member           Member          Member
Gen. Carns                 Member
Gen. Dougherty             Member                           Member             Member
Dr. Kaminski               Member                          Chairman            Member                       Member
Mr. Lombardi               Member                                                             Member
Mr. Mecum                  Member          Chairman         Member
Mr. Reichardt              Member
Mr. Thompson               Member           Member
Mr. Winokur                Member                                             Chairman       Chairman      Chairman
No. of meetings in 2000:      4               5                3                 4               7            1


Each director attended at least 75% of the meetings of the Board of Directors and the various committees on which he served.
================================================================================

Are directors  paid for their duties?

Mr. Bannister receives an annual fee of $144,000 to serve as Chairman of the Board and member of various Board committees and to provide other services to the Company. Other non-employee directors receive an annual retainer fee of $20,000 as directors and $2,750 for each committee on which they serve. The chairmen of the Business Ethics and Compliance, Compensation, and Executive Committees receive an additional annual fee of $2,000, and the chairman of the Audit Committee receives an additional annual fee of $3,000. We also pay non-employee directors a meeting fee of $1,000 for attendance at each Board meeting and $500 for attendance at committee meetings. Directors are reimbursed for expenses incurred in connection with attendance at meetings and participation in other Company activities.

================================================================================

Do directors receive other forms of compensation?

Directors may also receive stock options. 5000 options were granted to General Carns in 2000. Non-employee directors do not participate in other benefit plans of the Company.

Because our directors can incur personal liability for activities in connection with our business, we purchase insurance to cover claims against our directors and officers and to cover losses incurred in our indemnification of directors and officers as required or permitted by law. The directors and officers covered are the directors and officers of the Company and its subsidiaries. There is no allocation or segregation of the premium for specific subsidiaries or individual directors and officers.

================================================================================

Who determines executive compensation amounts?

The Compensation Committee of the Board of Directors sets policies and rates for executive compensation. The members of the Compensation Committee during 2000 were: Mr. Winokur, Chairman of the Committee; General Dougherty; and Dr. Kaminski.

================================================================================

What is the relationship between the members of the Compensation Committee and the Company?

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee are current or former employees of or have a business or other relationship with the Company. No executive officer of the Company serves on the board of directors or compensation committee of any entity (other than subsidiaries of the Company) whose directors or executive officers served on the Board of Directors or Compensation Committee of the Company.

================================================================================

What are the Compensation Committee's compensation policies?

The following comments and several tables in this proxy statement pertain to certain "named executive officers". For this proxy statement, that term applies to Mr. Lombardi, President and Chief Executive Officer; Mr. FitzPatrick, Senior Vice President and Chief Financial Officer; Mr. Mandell, Senior Vice President, Corporate Development; Mr. Reichardt, Senior Vice President and General Counsel; and Mr. Cunningham, President of DynCorp Information & Enterprise Technology, Inc.

What is our compensation philosophy?

Our compensation programs have been carefully designed to motivate our management team to create and maximize stockholder value. The linking of executive compensation with the returns realized by our stockholders has proven to be instrumental to our continued growth and performance. Our Compensation Committee consists of three independent non-employee directors who have the primary responsibility to administer executive compensation programs, policies, and practices. Our executive compensation program consists of three elements: base pay, an annual incentive program, and a long-term incentive compensation program. The mix of short- and long-term incentives is continually reviewed to assure the proper linkage between executive rewards and stockholder returns.

How do we determine base pay?

The base pay of our executives is determined by individual performance and comparisons to executive compensation in the service, information technology, and general industry businesses.

How are annual bonuses determined?

The purpose of annual bonuses is to motivate and reward key executives for their achievement of pre-established, measurable objectives that have significant and direct impact on the overall success of the company and its business. At the beginning of the year, company and unit financial objectives, individual objectives, and target incentive award levels are established and confirmed in writing for each participant. At the conclusion of the year, the achievement of the specified financial objectives and individual objectives are scored and weighted for each participant according to established formulae to determine the actual bonus amount to be awarded.

How is compensation used to focus management on long-term value creation?

Stock options are granted to aid in the retention of key employees and to align the interests of management employees with those of the stockholders. Stock options have value for management employees only if the price of the Company's stock increases above the market value on the grant date and the employee remains in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ. Additionally, stock options directly link a portion of the management employee's compensation to the stockholders' interests by providing an incentive to maximize stockholder value. In addition, 20% of the Executive Incentive Plan bonus is normally paid in the form of shares of stock, valued at then-current market value.
                                         By the Compensation Committee:
                                            Herbert S. Winokur, Chairman
                                            Russell E. Dougherty
                                            Paul G. Kaminski

================================================================================


What is the compensation of the named executive officers?

                           SUMMARY COMPENSATION TABLE



                                                                           Long-term compensation
                                           Annual compensation                     awards


                                                            Other
                                                            annual      Restricted      Securities
                                                            compen-sation  stock        underlying       All other
Name and principal                  Salary ($)    Bonus       ($)(2)     award(s)    options/SARs (#)   compensation
   position                  Year      (c)       ($) (1)       (e)          ($)            (g)            ($) (4)
           (a)               (b)                   (d)                      (f)                             (i)


Paul V. Lombardi             2000      395,385     278,400      14,173   587,500(3)            30,000          12,715
   President & Chief         1999      370,400      78,800       5,386           --            70,000          11,893
   Executive Officer         1998      342,104     185,300          --           --                --          14,283

Patrick C. FitzPatrick       2000      283,154     165,300      11,501           --            10,000          13,746
   Senior Vice President     1999      272,170      43,300       5,227           --            30,000          14,793
   & Chief Financial         1998      248,947     129,800          --           --                --          10,896
   Officer

Marshall S. Mandell          2000      238,154     139,200      11,349           --            10,000           9,694
   Senior Vice President,    1999      224,446      36,200       4,471           --            30,000           9,144
   Business Development      1998      212,724      87,300          --           --            40,000          10,854

David L. Reichardt           2000      283,154     165,300      11,349           --            30,000          12,775
   Senior Vice President     1999      272,170      43,300       5,371           --            30,000          14,144
   & General Counsel         1998      248,947     204,800          --           --                --          16,706

Joseph L. Cunningham         2000      187,234     110,900      10,823           --            40,000           7,161
   President, DynCorp        1999      156,971      63,500      10,215           --            15,000           8,067
   Information &             1998       33,333          --          --           --                --           1,867
   Enterprise Technology,
   Inc.

--------------------------- ------- ----------- ----------- ------------------

     (1) Column (d) reflects bonuses earned and expensed during year, whether paid during or after such year. Twenty percent of executive incentive plan bonuses is normally paid in the form of shares of Common Stock, valued at then-current market value.

     (2) Column (e) reflects payments in lieu of reimbursement of insurance costs.

     (3) Mr. Lombardi was awarded 25,000 shares of restricted stock, which will vest entirely and be distributable at such time as, but only in the event that, the price of common stock exceeds $40.00 per share by a date no later than December 31, 2002. No dividends will be paid on the restricted stock. The shares shown in column (f) constitute the only shares of restricted stock owned by Mr. Lombardi.

     (4) Column (i) includes respective individual's pro rata share of the Company's contribution to the former Employee Stock Ownership Plan ("ESOP"), Company-matching contributions to the Savings and Retirement Plan ("SARP"), and the imputed income for Company-paid premiums for supplemental executive retirement plan life and term life insurance. These amounts are:


               ESOP contributions ($) SARP contributions ($) Imputed Income ($)

Name             2000   1999    1998  2000   1999    1998    2000   1999   1998

Mr. Lombardi    4,539   4,273  4,435  3,000  2,886   3,000   5,176  4,735 6,848
Mr. FitzPatrick 4,539   4,273  4,435  2,625  2,500   2,338   6,582  8,020 4,122
Mr. Mandell     4,539   4,273  4,435  2,250  2,143   2,143   2,905  2,728 4,277
Mr. Reichardt   4,539   4,273  4,435  3,281  3,125   3,125   4,955  6,746 9,146
Mr. Cunningham  4,539   4,273    993     --     --      --   2,622  3,794   894



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                      Individual Grants                                      Potential realizable
                                                                                            value at assumed annual
                                                                                              rates of stock price
                                                                                            appreciation for option
                                                                                                      term

                           Number of      Percent of total
                           securities       options/ SARs
                           underlying        granted to       Exercise or
                          options/SARs      employees in      base price     Expiration
         Name             granted (#)        fiscal year       ($/Share)        date          5% ($)       10% ($)
         (a)                  (b)                (c)              (d)            (e)           (f)           (g)

Mr. Lombardi                 30,000              7.0%            23.50       06/20/2010       1,148,445     1,828,770
Mr. FitzPatrick              10,000              2.3%            23.50       06/20/2010         382,815       609,590
Mr. Mandell                  10,000              2.3%            23.50       06/20/2010         382,815       609,590
Mr. Reichardt                10,000              2.3%            23.50       06/20/2010         382,815       609,590
Mr. Cunningham               40,000              9.4%            23.50       06/20/2010       1,531,260     2,438,360



AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES



                                                              Number of securities
                                                             underlying unexercised          Value of unexercised
                                                             options/SARs at fiscal       in-the-money options/ SARs
                                                                  year-end (#)              at fiscal year-end ($)
                        Shares acquired
                        on exercise (#)       Value               Exercisable/                   Exercisable/
         Name                 (b)          realized ($)           Unexercisable                 Unexercisable
         (a)                                   (c)                     (d)                           (e)

Mr. Lombardi                   --               --               112,000        143,000      1,392,000        687,000
Mr. FitzPatrick                --               --                60,000         80,000        570,000        570,000
Mr. Mandell                    --               --                56,500         66,000        582,250        389,000
Mr. Reichardt                  --               --                85,000         55,000      1,042,500        362,500
Mr. Cunningham                 --               --                 2,500         52,500         13,750        283,750



                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

The Company has established a Supplemental Executive Retirement Plan for certain senior executives, including the named executive officers, whereby the individuals (or their beneficiaries) receive payments having an aggregate amount equal to 150% of the sum of their final annual salary rate plus their final target annual bonus, paid over the ten-year period following their normal retirement, disability retirement, and, in some cases, early retirement. Upon their death following such retirement, the individuals' beneficiaries also receive an additional aggregate lump-sum payment equal to one-half of the foregoing amount. In the event of their death prior to retirement, the individuals' beneficiaries receive, in lieu of the foregoing payments, an aggregate lump-sum payment equal to 100% of the sum of their final annual salary rate plus their final target annual bonus. The Company funds some of such payments through life insurance policies.

================================================================================

     Are there any employment contracts between the named executive officers and the Company? Except for the change-in-control severance agreements described below, there are no employment contracts between us and the named executive officers.

We have entered into change-in-control severance agreements with Messrs. Lombardi, FitzPatrick, Mandell, and Reichardt (the "Severance Agreements"). Each Severance Agreement provides that certain benefits, including a lump-sum payment, will be triggered if the executive is terminated following a change in control of the Company, unless termination occurs under specific circumstances set forth in the Severance Agreements. A change in control would occur if we were to be substantially acquired by a new owner or if a majority of our Board of Directors were replaced. The Severance Agreements currently expire on December 31, 2001, but are subject to annual automatic renewal unless terminated by the Board of Directors. The amount of such lump-sum payment would be 2.99 times the sum of the executive's annual salary and average incentive compensation for the three prior years. Other benefits include payment of incentive compensation not yet paid for the prior year and a pro rata portion of incentive compensation awards for the current year, as well as immediate vesting of all unvested stock options. Each Severance Agreement also provides a reduction if the payment exceeds the amount we are entitled to deduct on our federal income tax return. The Severance Agreements also provide that we will reimburse the individual for legal fees and expenses incurred by the executive in enforcing his rights under the Severance Agreements.

================================================================================

What is our policy about stock ownership by executives?

In 1995, the Board of Directors established the DynCorp Equity Target Ownership Policy ("ETOP"). The ETOP applies to all employees in bands 1 through 3 of the Executive/Senior Management Compensation Program, including the named executive officers. The ETOP implements the Compensation Committee's belief that significant stock ownership by management employees will provide an incentive for those managers to improve stockholder value over the long term. This will benefit the managers as well as all stockholders. The ETOP establishes goals of stock ownership based on individual levels of compensation. It provides that the aggregate value of shares owned directly by the individuals or held on their behalf in various plans, like the Savings Plans, be at least as great as the following multiples of their base annual salary:

        Base salary rate of:                  required value of holdings:
        --------------------                  ---------------------------
        Chief Executive Officer               4.0 times base salary
        $300,000 or more                      3.0 times base salary
        $200,000 to $299,999                  2.5 times base salary
        less than $200,000                    1.5 times base salary

If an executive subject to the ETOP purchases a block of 250 shares or more on our Internal Stock Market in the course of meeting ETOP targets, the executive pays 85% of the purchase price, and we pay the remainder as well as an additional amount of taxes on the company-paid portion. This is intended to have an after-tax effect similar to a purchase of shares through the Employee Stock Purchase Plan mentioned below.


How do our employees acquire stock?

We have provided several additional ways for our employees, including the named executive officers and other employees subject to the ETOP, to acquire stock.

o Our Savings Plans are tax-deferred (401(k)) retirement plans open to substantially all employees. Until January 1, 2001, the two Savings Plans were part of a single Savings and Retirement Plan. Participants may defer receipt of a portion of their compensation, limited to a maximum amount of $10,500 per year in the case of the named executive officers. The Company contributes such amounts to the Savings Plan Trust on their behalf. The investment options for participants include a Company stock fund, as well as 13 T. Rowe Price investment funds. The Company may make a discretionary contribution on behalf of participants, may partially match a participant's salary-deferral contribution, and may supplementally match investments in the Company stock fund. In 2000, the Trust for the former Savings and Retirement Plan acquired shares for investments in the Company stock fund and the Company-match portion for individual investments in the Company stock fund by purchase on the Company's Internal Stock Market. The salary deferral portion is always vested. Vesting in the Company-match portion occurs on the earlier of termination of employment because of normal retirement, death, or disability or completion of one year of employment.

o Our Employee Stock Ownership Plan ("ESOP") was merged into the Savings Plans on January 1, 2001. The Company made periodic contributions to the ESOP Trust each year. The ESOP Trust used these contributions to buy shares of the Company's stock. Shares purchased during the year were allocated, as of the end of the year, to the accounts of all participants based on annual compensation, up to a maximum allowable compensation of $170,000 in the case of the named executive officers. Contribution levels in 2000 were approximately 2.7% of compensation. Vesting in the shares occurs over the first four years of employment.

o Our Executive Incentive Plan ("EIP") is a bonus compensation plan for corporate officers and other key executives, including the named executive officers. Each participant's performance for the year is measured against certain individual criteria and our performance for the year. Following such measurement, the Compensation Committee determines the amount of bonuses payable to the participants. Twenty percent of these EIP payments, net of taxes, is normally made in shares of stock, valued at the then-current market price.

o Our Employee Stock Purchase Plan ("ESPP") is a tax-qualified employee stock purchase plan. All employees can participate in the ESPP. They may contribute a portion of their salary, at rates not to exceed $450 per week, on an after-tax basis. The contributions are used to purchase stock on their behalf in our Internal Stock Market. We contribute an amount equal to 15% of each individual's deferrals to purchase additional shares on their behalf. The purchaser must hold ESPP-purchased shares for at least one year.

o Our 1995 Stock Option Plan is a non-qualified (for income tax purposes) stock option plan. Key managers, including the named executive officers, received stock options from time to time. A stock option permits them to purchase a certain number of shares over a period of seven or ten years, at the market price in effect at the time of the grant. Options vest in equal increments over the next five years (the next four years for options granted after March 5, 1998), if the participant remains an employee for the full vesting period. When a portion of the option vests, the participant may exercise the option by payment of the exercise price. The difference between the exercise price and the market value of the shares at time of exercise is taxable as salary-type income. If the participant leaves the Company because of normal retirement, death, or disability, all the options vest immediately. Vested options may be exercised over a six- or twelve-month period following such termination. If employment is terminated for other reasons, options are normally forfeited.

o Our 1999 Long-Term Incentive Stock Plan is a performance-based stock and cash incentive plan, under which the Compensation Committee may grant stock options, stock appreciation rights, restricted stock, and other stock-based grants and awards, as determined by the Compensation Committee. Options are granted at the then-current market value. Options granted to the named executive officers in 2000 will vest at the earlier of six years following the grant date or age 65; provided that vesting will accelerate if the market price of the Company's stock reaches certain threshold levels.


================================================================================

How does our stock performance compare with others?

The following chart shows a comparison of the theoretical returns on an investment of $100 in our stock on December 31, 1995, using the valuation price established by the Board of Directors for purposes of a former Stockholders Agreement and for the Internal Stock Market, with a similar $100 theoretical investment in each of the NASDAQ composite index and a composite of several other Government technical services companies on the same date. The chart shows the comparable value in dollars of each such investment, as of the end of each of the following five years.


Who are the largest stockholders of the Company?

     As of April 30, 2001, 10,452,587 shares of common stock, which is the only class of voting securities of the Company, were outstanding. The following table presents information as of April 30, 2001, concerning the largest stockholdings, including the only beneficial owners of five percent or more of the outstanding shares of the Company's common stock.

      Name and address of                       Amount & nature of   Percent of
       beneficial owner                            ownership           shares

     DynCorp Savings and Retirement Plan Trust       6,475,331         61.9%
          c/o DynCorp                                  Direct
          11710 Plaza America Drive
          Reston, Virginia  20190

     DynCorp Capital Accumulation and Retir          2,127,095         20.3%
        Plan Trust                                     Direct
        c/o DynCorp
        11710 Plaza America Drive
          Reston, Virginia  20190

(1) The Trusts hold these shares for the accounts of several thousand participants who are current or former employees of the Company. The trustee votes the shares in accordance with instructions received from participants.

(2)  The Company provides  administration  for, and regularly  contributes funds
     to,  the  Savings  Plans,  which  are  the  Company's   principal  employee
     retirement benefit plans.

================================================================================

How much stock do our directors and officers own?

The following table presents information as of April 30, 2001, concerning the beneficial ownership of the Company's common stock by nominees, directors, and named executive officers and all directors and officers as a group. Shares include those held on behalf of the individuals in the SARP trust.

                          Amount & nature of ownership


                                         Outstanding     Obtainable                           Percent of
Name and title of beneficial owner         shares        shares (1)     Total                 shares (2)

D. R. Bannister                            265,330        165,000      430,331  Direct        }3.9%
Chairman of the Board & Director            43,221                      43,221  Indirect

T. E. Blanchard                             34,022         83,000      117,022  Direct        }1.3%
Director                                    45,326  (3)                 45,326  Indirect

M. P. C. Carns                                   0              0            0                  *
Director

R. E. Dougherty                              4,864              0        4,864  Direct          *
Director

J. L. Cunningham                               570         55,000       55,570  Direct          *
President, DynCorp Information &               810                         810  Indirect
    Enterprise Technology, Inc.

P. C. FitzPatrick                            2,194         76,666       78,860  Direct        } *
Senior Vice President & Chief Financial      4,982                       4,982  Indirect
    Officer

P. G. Kaminski                                   0         10,000       10,000  Direct        } *
Director

P. V. Lombardi                              28,342        146,666      175,008  Direct        }1.5%
President, Chief Executive Officer &         8,564                       8,564  Indirect
    Director

M. S. Mandell                                8,779         70,166       78,945  Direct        } *
Senior Vice President, Corporate             4,104                       4,104  Indirect
    Development

D. C. Mecum II                               2,825          5,000        7,825  Direct          *
Director

D. L. Reichardt                             23,738        158,028      181,766  Direct        }1.5%
Senior Vice President, General Counsel &     7,126                       7,126  Indirect
    Director

H. Brian Thompson                                0          2,500        2,500  Direct          *
Director

H. S. Winokur, Jr.                          18,139              0       18,139  Direct        }3.5%
Director                                   409,773                     409,773  Indirect

All directors and officers as a group      429,454        901,659    1,331,113  Direct        }15.4%
                                           554,135                     554,135  Indirect



(1) Column reflects shares which the individual may obtain within 60 days, including shares issuable upon exercise of options which will be vested as of the end of such period.

(2) Reflects aggregate direct and indirect shares as a percentage of fully diluted shares. An asterisk indicates that beneficial ownership is less than one percent of the class.

(3) Mr. Blanchard disclaims beneficial ownership of 40,000 shares owned by his spouse.

================================================================================

What is the role of the Audit Committee?

The Audit Committee of the Board of Directors is responsible for providing oversight and review of the Company's accounting and financial functions and its financial reporting process in consultation with the Company's independent and internal auditors. The Committee is composed of three members of the Board of Directors who would, if the Company's common stock were listed for trading on the NASDAQ, qualify as being "independent" in accordance with Rule 4200(a)(14) of the NASD listing standards. The Committee operates under a charter, called a "Position Description", adopted by the Board of Directors. A copy is attached as Attachment A to this proxy statement.

The Committee has reviewed and discussed the Company's audited financial statements for 2000 with management. It has discussed with the independent auditor the (A) methods used to account for significant unusual transactions;
(B) the effect of any significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
(C) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (D) whether there were any disagreements with management over (1) the application of accounting principles, (2) the basis for management's accounting estimates, and (3) the disclosures in the financial statements. The Committee has also met privately with representatives of the independent auditor, without management presence.

The Committee has received a letter from the independent auditor confirming that there are no relationships between the auditor and its related entities and the Company and its related entities that, in the auditor's professional judgment, may reasonably be thought to bear on independence and confirming that in the auditor's professional judgment it is independent of the Company. The Committee has discussed the independent auditor's independence with the independent auditor. The Committee has also considered whether the fees paid to the independent auditor for matters other than customary audit services are compatible with maintaining the auditor's independence.

Based on the review and discussions referred above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

                                         By the Audit Committee:
                                         Dudley C. Mecum II, Chairman
                                         T. Eugene Blanchard
                                         H. Brian Thompson


================================================================================

Have there been any business transactions between us and any director or officer during the past year?

Mr. Blanchard served as a trustee and chairman of the Administrative Committee of the Employee Stock Ownership Plan through 2000 and currently serves as Chairman of the Administrative Committee for the Savings Plans. He is compensated at an hourly fee rate and is reimbursed for expenses. Total fees paid in 2000 were $39,190.

================================================================================

Can I suggest an item for inclusion on next year's proxy statement?

An eligible stockholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2001 Annual Meeting of Stockholders must notify the Corporate Secretary at: DynCorp, 11710 Plaza America Drive, Reston, Virginia 20190-6039 of that desire. The proposal must be received at the Company's offices no later than January 14, 2002. In order to be eligible to submit a proposal, the stockholder must have been a registered or beneficial owner of at least one percent of the Company's common stock or stock with a market value of $1,000 for at least one year prior to submitting the proposal, and the stockholder must continue to own such stock through the date on which the meeting is held.


================================================================================







                         Attachment A to Proxy Statement

Position Description                                          Audit Committee
--------------------------------------------------------------------------------
As confirmed by the Board of Directors on August 22, 2000

I.       PURPOSE

To provide oversight and review of the Company's accounting and financial functions and its financial reporting process in consultation with the Company's independent and internal auditors.


II.      COMPOSITION

The Committee shall be a standing Committee of the Board of Directors, and its membership shall consist of members of the Board of Directors who are not current employees of the Corporation or its subsidiaries, who shall be designated by the Board and consent to serve. The Board shall designate the Chairman of the Committee from among its members.


III.     DUTIES AND RESPONSIBILITIES

Except as specifically provided herein or otherwise authorized by the Board, the Committee is limited to formalizing recommendations and submitting them to the Board for approval. In this context, the Committee is authorized to:

A. Recommend annually to the Board of Directors the selection of the independent auditors for approval, ensuring that the auditors submit annually a formal written statement regarding relationships and services that may impact independence and that the auditors understand that they are ultimately accountable to the Committee and to the Board of Directors.

B. Review the Company's compliance with accounting and financial reporting requirements of the Securities and Exchange Commission.

C. Review, in consultation with the independent and internal auditors, the methodology and effectiveness of the Company's system of internal accounting controls, with particular emphasis on compliance with the Audit Requirements of Section 10A of the Securities Exchange Act of 1934, as amended.

D. Review the procedures and operations of the internal audit department and its activities and recommend improvements as appropriate.

E. Review the scope of audit plans with the independent and internal auditors and recommend appropriate changes and improvements.

F. Meet annually with the independent auditors to discuss the Company's annual financial statements and related audit, including the auditors' findings and their interpretations of the findings, and ensure that the independent auditors advise the Committee on a timely basis of any issues arising in connection with their reviews of quarterly financial information.

G. Review the year-end opinion letter to the independent public accountants given by the Company's General Counsel, concerning litigation, contingencies, claims or assessments, for the purpose of understanding how such matters are reflected in the Company's financial statements.

H. Review the extent of any non-audit services performed by the Company's independent auditors and make recommendations to management as appropriate regarding the Committee's views on such services.

I. Review the costs of all external accounting and related financial services to determine the reasonableness thereof.

J. Meet, at least once a year, with the independent auditors and the General Auditor, separately, without any management representative present for the purpose of oversight of accounting and financial practices and procedures.

K.   Report  periodically  to the Board of  Directors,  not less than  annually,
     regarding   conclusions  and   recommendations   that  have  resulted  from
     activities of the Committee described above.


IV.      MEETING TIMES

The Committee shall hold meetings as necessary upon the request of the Chairman of the Committee or upon the initiation of any one of the Committee members.


V.       ACCOUNTABILITY/RECORDING OF MINUTES

At the next meeting of the Board of Directors following any meeting of the Committee, a report of Committee findings and recommendations shall be rendered by the Chairman of the Committee. The Committee shall maintain written minutes of each meeting of the Committee.


  This proxy form is solicited on behalf of the Board of Directors of DynCorp.

                                     DynCorp
                            11710 Plaza America Drive
                             Reston, Virginia 20190

     The undersigned hereby appoints Dan R. Bannister, Paul V. Lombardi, and Herbert S. Winokur, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes each of them to present the shares of Common Stock of DynCorp, held of record by or beneficially on behalf of the undersigned as of April 30, 2001 at the Annual Meeting of Stockholders of DynCorp to be held on Monday, June 18, 2001 at 10:00 a.m., eastern daylight time, at the offices of DynCorp, 11710 Plaza America Drive, Reston, Virginia, and at any adjournment thereof, and to vote such shares as directed below with respect to the matters set forth and upon any other matter which may properly come before the meeting or any adjournment thereof.

Election of directors
|_|  FOR election of the following nominees as Class I directors for three-year terms:
                Dan R. Bannister
                Paul G. Kaminski
                David L. Reichardt

|_|  AGAINST election of all three nominees

|_|  WITHHOLD AUTHORITY (to withhold authority to vote for an individual nominee, write that nominee's name below):



Ratification of Arthur Andersen LLP as independent auditor for 2001 |_| FOR ratification
|_|  AGAINST ratification
|_|  ABSTAIN from voting on independent auditor




        (date)                          (signature)


                              (joint owner's signature, if any)